UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 4, 2016

PGT, Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-52059	20-0634715
(State or other jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1070 Technology Drive, North Venice, Florida, 34275
(Address of Principal Executive Offices, Including Zip Code)

(941) 480-1600
(Registrant's Telephone Number, Including Area Code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

The 2016 Annual Meeting of Stockholders of PGT, Inc. (the “Company”) will be held on Thursday, May 19, 2016 at 1:00  p.m. eastern time at the Sarasota Yacht Club, 1100 John Ringling Boulevard, Sarasota, Florida (the “2016 Annual Meeting”).  At the 2016 Annual Meeting, stockholders will be asked to: (1) elect three directors to the Board of Directors, each for a three-year term; (2) ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the 2016 fiscal year; and, (3) approve, on an advisory basis, our executive compensation.

The Company’s Board of Directors has determined that those stockholders who are recorded in our record books as owning shares of our common stock as of the close of business on April 15, 2016, are entitled to receive notice of and to vote at the 2016 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PGT, Inc.

	By:	/s/ Mario Ferrucci III
Name: Mario Ferrucci III
Title: Vice President and General Counsel
Dated: April 4, 2016